                                                                   Exhibit 10.54



                           FEDERAL EXPRESS CORPORATION

                         RETIREMENT PARITY PENSION PLAN



                                 EFFECTIVE DATE

                                  JUNE 1, 1993


                             AS AMENDED AND RESTATED

                             EFFECTIVE JUNE 1, 1999

         SECTION 1. PURPOSE AND DESCRIPTION. Federal Express Corporation, a Delaware corporation (the "Company"), established, effective June 1, 1993 (the "Effective Date"), the Federal Express Corporation Retirement Parity Pension Plan (the "Plan"). The Plan was amended, effective June 1, 1994, to increase the benefit provided from 80% to 100% of the difference of the "Unreduced Benefit" less the "Maximum Benefit," as both terms are defined below. The Plan was amended and restated, effective June 1, 1996 to provide for the inclusion of Managing Directors, in addition to Officers, under the terms of the Plan. The Plan was restated, effective February 1, 1998 to provide for the inclusion of Managing Directors and Officers of FedEx Corporation (formerly FDX Corporation) and, effective December 1, 1998, Managing Directors and Officers of FedEx Global Logistics, Inc. (formerly FDX Global Logistics, Inc.), under the terms of the Plan. The Plan is hereby restated, effective June 1, 1999, to conform the Plan to previous amendments and to provide that, upon retirement, an eligible Officer or Managing Director may elect certain lump-sum and installment distributions in lieu of receiving benefits in the same manner as such benefits would be paid from the Qualified Pension Plan. The Plan provisions, as in effect immediately prior to June 1, 1999, shall remain in effect for anyone who was not actively employed by the Company, FedEx Corporation, or FedEx Global Logistics, Inc. as an Officer or Managing Director on or after that date, unless the Plan specifically provides otherwise.

The Plan is intended to be an "employee benefit pension plan," as defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and a plan that is "unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," as provided in Sections 201, 301 and 401 of ERISA and the Department of Labor regulations promulgated under ERISA. The benefits provided by the Plan are not funded, but shall be payable when due out of the assets of the Company as general, unsecured obligations of the Company.

         SECTION 2. ELIGIBILITY. Any employee of the Company, or, on or after February 1, 1998, any employee of FedEx Corporation, or, on or after December 1, 1998, any employee of FedEx Global Logistics, Inc., other than an Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto), who (i) serves as an Officer after the Effective Date or, after June 1, 1996, as a Managing Director, (ii) has served as an Officer and/or Managing Director for a combined period of five consecutive years, including service prior to the Effective Date, and (iii) is an active participant in the Federal Express Corporation Employees' Pension Plan, as it currently exists and as it may be amended from time to time (the "Qualified Pension Plan"), shall be eligible for the benefit described in subsection (a) of Section 3 below. In addition, an Officer described above shall be eligible for the benefit described in subsection (b) of Section 3 below. For the purpose of this Plan, the term "Officer" shall mean an officer of the Company, FedEx Corporation or FedEx Global Logistics, Inc. elected to the position of vice-president or above, as evidenced in the minutes of the Company's Board of Directors, the Board of Directors of FedEx Corporation, or the Board of Directors of FedEx Global Logistics, Inc. The term "Managing Director" shall, for the purpose of this Plan, mean a managing director of the Company appointed to the position of managing director, as evidenced in the Company's personnel information system, PRISM, and shall also mean an employee having the title of "Staff Director" or "Director" of FedEx Corporation or FedEx Global Logistics, Inc. In determining whether an Officer or Managing Director has served in such capacity for a combined period of five consecutive years, such Officer's or Managing Director's service with any of the following entities shall be taken into account: Federal Express Corporation, FedEx Corporation, FedEx Global Logistics, Inc., Caliber System, Inc., Caliber Technology, Inc., FedEx Supply Chain Services, Inc. (formerly, Caliber Logistics, Inc.), FedEx Ground Package System, Inc. (formerly, RPS, Inc.), FedEx Custom Critical, Inc. (formerly, Roberts Express, Inc.) or Viking Freight System, Inc.

         SECTION 3. BENEFIT AMOUNT AND LIMITATIONS. (a) An Officer or Managing Director who meets the eligibility requirements of Section 2 above shall be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

         For the purpose of this Plan, "Unreduced Benefit" shall mean the benefit that would be provided to the Officer by the Qualified Pension Plan without regard to the limits imposed by Internal Revenue Code (the "Code")
Section 415 (limitations on benefits for defined benefit plans and limitation in case of defined benefit and defined contribution plan for same employee) and
Section 401(a)(17) (annual compensation limit). "Average Compensation" taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan (without regard to the limits imposed under Code Section 401(a)(17)), except that, with respect to Officers or Managing Directors who retire on or after June 1, 1999, the number of whole calendar years over which the arithmetic average is determined shall be three (3) years instead of five (5) years.

         For the purpose of this Plan, "Maximum Benefit" shall mean the benefit actually provided to the Officer or Managing Director by the Qualified Pension Plan.

         (b) An Officer who meets the eligibility requirements of Section 2 above shall be paid from this Plan, in addition to the benefit described in subsection (a) above, the difference between such Officer's Maximum Benefit under the Qualified Pension Plan and what such Officer's Maximum Benefit would have been had such Officer received credit for a Year of

Service under the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the "Officers Nonqualified Disability Plan").

         For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer's Hours of Service under the Qualified Pension Plan plus such Officer's "Phantom Hours of Service" while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

         (c) Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Officers Nonqualified Disability Plan, as applicable.

         SECTION 4.  PAYMENT OF BENEFITS.

(a) Unless an eligible Officer or Managing Director makes an election in the manner and within the time period specified in subsection (b) below, benefits under this Plan shall be paid in the same manner and at the same time as benefit payments under the Qualified Pension Plan and shall be subject to the same restrictions and limitations as provided therein, without regard to Code Sections 415 and 401(a)(17).

(b)      An eligible Officer or Managing Director shall, no later than twelve
         (12) months prior to the date on which benefits commence under the Qualified Pension Plan, elect one of the following options under which benefits shall be payable under this Plan. An eligible Officer or Managing Director may elect to receive his or her benefit:

         (i) in a single lump-sum, payable on the date on which benefit payments commence under the Qualified Pension Plan;

         (ii) in a single lump-sum, payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan;

         (iii) in a single lump-sum payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan;

         (iv) in two equal installments (each being equal to one-half of the lump-sum amount described in clause (i) above), the first installment payable on the date on which benefit payments commence under the Qualified Pension Plan, and the second installment payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan; or

         (v) in two equal installments (each being equal to one-half of the lump-sum amount described in clause (ii) above), the first installment payable twelve (12) months following the date on which benefit payments commence under the Qualified Pension Plan, and the second installment payable twenty-four (24) months following the date on which benefit payments commence under the Qualified Pension Plan.

(c) In the event that any eligible Officer or Managing Director elects to receive a lump-sum or installment benefit under subsection (b) above, the amount of each such distribution shall be determined in the same manner as the present value of lump-sum distributions is determined under the Qualified Pension Plan.

(d) An eligible Officer or Managing Director may revoke the election made in this section and elect another manner in which his or her benefit from this Plan shall be payable, but only if such revocation and subsequent election occur no later than twelve (12) months prior to the date on which benefits commence under the Qualified Pension Plan with respect to such Officer or Managing Director.

         SECTION 5. PLAN ADMINISTRATION. The Plan shall be administered by the Company, acting through its Retirement Administration Department or its successor (the "Administrator"). The Administrator shall have the responsibility to receive, evaluate and process all claims for benefits and shall cause payment of benefits to be made under the Plan in accordance with its terms. In connection with its duties, the Administrator shall have the authority to interpret the Plan's provisions and to determine eligibility for Plan benefits. The Administrator shall have the authority to adopt such rules and procedures which it deems necessary for the administration of the Plan and recommend any modifications, changes or amendments to the Plan.

         SECTION 6. THE COMMITTEE. The Committee, as defined in the Qualified Pension Plan, shall have the authority to perform the administrative duties under the Plan, other than the duties of the Administrator. In connection with its duties, the Committee shall have the authority to interpret the Plan's provisions and to determine eligibility for Plan benefits. The Committee is the named fiduciary of the Plan and shall adopt such rules and procedures that in its opinion are either necessary or desirable to implement and administer the Plan.

         SECTION 7. CLAIMS PROCEDURES. The claims procedures for the Plan shall be the same as such procedures in the Qualified Pension Plan.

         SECTION 8. LEGAL EXPENSES. An Officer or Managing

Director shall be entitled to reimbursement from the Company for reasonable legal expenses incurred in successfully enforcing his or her right to benefits under the Plan. This right to reimbursement shall only be available if such Officer or Managing Director has applied for benefits in substantial compliance with the Administrator's procedures, been denied benefits by the Administrator, timely requested a review of that denial as provided in Section 7 above and had the Administrator's denial upheld.

         SECTION 9. NON-ASSIGNABILITY OF BENEFITS. Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment or other legal process, except as provided by ERISA and other applicable federal law.

         SECTION 10. EFFECT. Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of any participating employer hereunder, nor the payment of any benefit from the Plan shall be construed as giving an Officer, Managing Director or any other person any legal or equitable right against a participating employer, its directors, officers, employees or agents, except that the provisions of this Section 10 shall neither impair nor extinguish any rights of any participating Officer or Managing Director with respect to any claim for benefits payable under this Plan.

         SECTION 11. NO GUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between a participating employer and any Officer or Managing Director or as a promise that any Officer or Managing Director shall continue in his or her present or comparable position or as a limit on the participating employer's right to discharge such Officer or Managing Director.

         SECTION 12. AMENDMENT OR TERMINATION. The Company may amend or terminate the Plan at any time. An amendment shall become effective: (i) upon its execution in writing by duly authorized Officers of the participating employers, (ii) upon action of the Company's Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (iii) upon action of the Committee, as reflected in the Committee's minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. The Plan's termination shall become effective: (i) upon action of the Company's Board of Directors or the Board of Directors of FedEx Corporation, or any committee thereof, or (ii) upon action of the Committee, as reflected in the Committee's minutes or in the minutes of the Board of Directors of the Company or of FedEx Corporation or any committee thereof. However, no amendment or termination shall eliminate or reduce any benefits accrued under the Plan at the time of such amendment or termination.

         SECTION 13. AGENT FOR SERVICE OF PROCESS. The Company is hereby designated as agent for service of process for all purposes provided herein.

         SECTION 14. GOVERNING LAW. Except to the extent preempted by federal law, the provisions of this Plan shall be administered, construed and enforced in accordance with the laws of the State of Tennessee.

         SECTION 15. EXECUTION. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

         IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted effective as of June 1, 1999, by affixing their signatures hereto.

                           FEDERAL EXPRESS CORPORATION

                           BY: /s/ Steven E. Priddy
                              -----------------------------
                           Steven E. Priddy
                           Vice President, Personnel
                           Administration
                           Date: 2/22/00
                                ---------------------------


                           FEDEX CORPORATION

                           BY:  /s/ William J. Cahill
                              -----------------------------
                           William J. Cahill
                           Staff Vice President,
                           Personnel
                           Date:  2/25/00
                                ---------------------------


                           FEDEX GLOBAL LOGISTICS, Inc.

                           BY: /s/ Ami P. Kelley
                              -----------------------------
                           Ami P. Kelley
                           Vice President and
                           General Counsel
                           Date:   2/28/00
                                ---------------------------
ATTEST:

  /s/ George W. Hearn
----------------------------
George W. Hearn, Corporate Vice President
and Assistant Secretary, FedEx Corporation

                               FIRST AMENDMENT TO

                           FEDERAL EXPRESS CORPORATION

                         RETIREMENT PARITY PENSION PLAN

                          (EFFECTIVE DATE JUNE 1, 1993,
                 AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 1999)


         WHEREAS, Federal Express Corporation (the "Company") has established the Federal Express Corporation Retirement Parity Pension Plan (the "Plan") as an "employee benefit pension plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and a plan that is "unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," as provided in Sections 201, 301 and 401 of ERISA and the Department of Labor regulations promulgated under ERISA, with benefits payable when due out of the assets of the Company as its general, unsecured obligations; and

         WHEREAS, the Company has reserved the right, pursuant to Section 12 of the Plan, to amend the Plan at any time;

         NOW, THEREFORE, the Company amends the Plan, effective as of the dates provided herein, to (i) clarify the eligibility provisions, as set forth in
Section 2 of the Plan and (ii) clarify the benefit amount payable with respect to an eligible Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto).

I. Effective March 1, 2000, Section 2 of the Plan is amended to read as follows:

         SECTION 2. ELIGIBILITY. Any employee of a participating employer (which shall mean the Company; on or after February 1, 1998, FedEx Corporation; on or after December 1, 1998, FedEx Global Logistics, Inc.; on or after March 1, 2000, FedEx Trade Networks, Inc., and Tower Group International, Inc.; on or after May 1, 2000, World Tariff, Limited; and on or after June 1, 2000, FedEx Corporate Services, Inc.) other than an Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 ("Agreement") or any successor agreement thereto, who

         (i) serves as an Officer after the Effective Date or, after June 1, 1996, as a Managing Director,

         (ii) has served as an Officer and/or Managing Director for a combined period of five consecutive years, including service prior to the Effective Date, and

         (iii) is an active participant in the Federal Express Corporation Employees' Pension Plan, as it currently exists and as it may be amended from time to time (the "Qualified Pension Plan"), shall be eligible for the benefit described in subsection (a) of Section 3 below. In addition, an Officer described above shall be eligible for the benefit described in subsection (b) of Section 3 below. For the purpose of this Plan, the term "Officer" shall mean an officer of a participating employer elected to the position of vice-president or above, as evidenced in the minutes of each respective participating employer's board of directors. The term "Managing Director" shall, for the purpose of this Plan, mean an employee of the Company or another participating employer who has been appointed to the position of managing director, as evidenced in the affected participating employer's personnel information system, and shall also mean an employee having the title of "Staff Director" or "Director". In determining whether an Officer or Managing Director has served in such capacity for a combined period of five consecutive years, such Officer's or Managing Director's service with any of the following entities shall be taken into account: Federal Express Corporation, FedEx Corporation, FedEx Global Logistics, Inc., Caliber System, Inc., Caliber Technology, Inc., FedEx Supply Chain Services, Inc. (formerly, Caliber Logistics, Inc.), FedEx Ground Package System, Inc. (formerly, RPS, Inc.), FedEx Custom Critical, Inc. (formerly, Roberts Express, Inc.), Viking Freight System, Inc., FedEx Trade Networks, Inc., Tower Group International, Inc., World Tariff, Limited, or FedEx Corporate Services, Inc.

II. Effective June 1, 1999, Section 3 of the Plan is amended to read as follows:

         SECTION 3. BENEFIT AMOUNT AND LIMITATIONS. (a) An Officer or Managing Director who meets the eligibility requirements of Section 2 above shall be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

         For the purpose of this Plan, "Unreduced Benefit" shall mean the benefit that would be provided to the Officer by the Qualified Pension Plan without regard to the limits imposed by Internal Revenue Code (the "Code")
Section 415 (limitations on benefits for defined benefit plans and limitation in case of defined benefit and defined contribution plan for same employee) and
Section 401(a)(17) (annual compensation limit). "Average Compensation" taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan (without regard to the limits imposed under Code Section 401(a)(17)), except that, with respect to Officers or Managing Directors who (i) are actively employed by a participating employer as Officers or Managing Directors on or after June 1, 1999, (ii) are not Officers or Managing Directors the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto), and (iii) retire on or after June 1, 1999, the number of whole calendar years over which the arithmetic average is determined shall be three
(3)
years instead of five (5) years.

         For the purpose of this Plan, "Maximum Benefit" shall mean the benefit actually provided to the Officer or Managing Director by the Qualified Pension Plan.

         (b) An Officer who meets the eligibility requirements of Section 2 above shall be paid from this Plan, in addition to the benefit described in subsection (a) above, the difference between such Officer's Maximum Benefit under the Qualified Pension Plan and what such Officer's Maximum Benefit would have been had such Officer received credit for a Year of Service under the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the "Officers Nonqualified Disability Plan").

         For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer's Hours of Service under the Qualified Pension Plan plus such Officer's "Phantom Hours of Service" while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

         (c) The foregoing to the contrary notwithstanding, the benefit payable to an Officer or Managing Director the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Qualified Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

         (d) Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Officers Nonqualified Disability Plan, as applicable.

         IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted effective as of the dates provided herein, by affixing their signatures hereto.

                           FEDERAL EXPRESS CORPORATION

                           BY:  /s/ Steven E. Priddy
                              -------------------------------
                           Steven E. Priddy
                           Vice President, Personnel
                           Administration
                           Date:   5/11/00
                                -----------------------------


                           FEDEX CORPORATION

                           BY:  /s/ William J. Cahill
                              -------------------------------
                           William J. Cahill
                           Staff Vice President,
                           Personnel
                           Date:     5/15/00
                                -----------------------------


                           FEDEX GLOBAL LOGISTICS, Inc.

                           BY:   /s/ Ami P. Kelley
                              -------------------------------
                           Ami P. Kelley
                           Vice President and
                           General Counsel
                           Date:     5/24/00
                                -----------------------------


                           FEDEX TRADE NETWORKS, Inc.

                           BY: /s/ Penelope W. Register
                              -------------------------------
                           Penelope W. Register
                           Vice President and
                           General Counsel
                           Date:    5/19/00
                                -----------------------------


                           TOWER GROUP INTERNATIONAL, Inc.

                           BY:  /s/ Gerald P. Leary
                              -------------------------------
                           Gerald P. Leary
                           President
                           Date:    5/30/00
                                -----------------------------

                           WORLD TARIFF, LIMITED

                           BY: /s/ Penelope W. Register
                              -------------------------------
                           Penelope W. Register
                           Vice President and
                           Secretary
                           Date:    5/19/00
                                -----------------------------


                           FEDEX CORPORATE SERVICES, Inc.

                           BY:  /s/ William J. Cahill
                               ------------------------------
                           William J. Cahill
                           Vice President, Personnel
                           Date:   5/15/00
                                -----------------------------

ATTEST:

  /s/ George W. Hearn
-----------------------------
George W. Hearn, Corporate Vice President
and Assistant Secretary, FedEx Corporation